                                                                   Exhibit 99.11


                              ABS NEW TRANSACTION


                            COMPUTATIONAL MATERIALS

                          $[537,900,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1




                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                    TRUSTEE


                                  MAY 19, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                                                                                       OTHER   OTHER
LTV :                                     FIXED $    FIXED %    2/28 $    2/28 %    3/27 $   3/27 %   5/25 $   5/25 %  ARM $   ARM %
------------------------------------------------------------------------------------------------------------------------------------
                        BELOW 70.01
                        70.01 TO 75               0     0.00      399,100 100.00           0   0.00          0   0.00       0   0.00
                        75.01 TO 80      61,042,039    10.44  417,633,803  71.40  99,760,261  17.06  5,720,221   0.98 772,792   0.13
                        80.01 TO 85         907,022     6.62   10,439,737  76.23   1,701,565  12.42    647,371   4.73       0   0.00
                        85.01 TO 90
                        90.01 TO 95
                       95.01 TO 100
                        100.01 PLUS

FICO
------------------------------------------------------------------------------------------------------------------------------------
                          BELOW 550
                         550 TO 574               0     0.00      312,000 100.00           0   0.00          0   0.00       0   0.00
                         575 TO 599       6,120,449     8.71   52,007,695  74.05  11,893,219  16.93    207,925   0.30       0   0.00
                         600 TO 624      13,750,530    12.49   78,031,885  70.89  17,460,277  15.86    599,416   0.54 225,500   0.20
                         625 TO 649       9,978,813    13.87   49,527,395  68.85  12,085,882  16.80    344,000   0.48       0   0.00
                         650 TO 674      11,931,349    10.87   79,193,966  72.16  17,206,418  15.68    960,200   0.87 457,292   0.42
                         675 TO 699       7,322,679     7.84   67,227,476  71.96  16,869,244  18.06  1,997,899   2.14       0   0.00
                           700 PLUS      12,845,241     8.96  102,172,224  71.29  25,946,785  18.11  2,258,153   1.58  90,000   0.06

PROPERTY TYPE:
------------------------------------------------------------------------------------------------------------------------------------
                      SINGLE-FAMILY      51,657,986    12.20  304,839,707  72.01  62,323,339  14.72  4,066,926   0.96 431,500   0.10
                                PUD       7,818,946     8.37   62,325,890  66.76  21,369,985  22.89  1,647,724   1.76 202,292   0.22
                             CONDO.       1,613,324     3.21   41,958,756  83.60   5,828,678  11.61    652,942   1.30 139,000   0.28
                    2-4 FAMILY DET.         858,804     2.67   19,348,288  60.19  11,939,825  37.14          0   0.00       0   0.00
                          TOWNHOUSE
                           ROWHOUSE
                 MANUFACTURED HOUSE

PURPOSE:
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                           PURCHASE      43,149,473     8.83  358,620,559  73.41  81,154,503  16.61  5,218,793   1.07 378,792   0.08
                REFINANCE RATE/TERM       2,306,509    22.64    6,032,704  59.22   1,847,462  18.14          0   0.00       0   0.00
CASH OUT REFI (COF) BELOW 70.01 LTV
           COF WITH LTV 70.01 TO 75
           COF WITH LTV 75.01 TO 80
           COF WITH LTV 80.01 TO 85
          COF WITH LTV '85.01 TO 90
          COF WITH LTV '90.01 TO 95
          COF WITH LTV 95.01 TO 100      16,493,080    16.44   63,819,377  63.62  18,459,861  18.40  1,148,800   1.15 394,000   0.39
           COF WITH LTV 100.01 PLUS

OCCUPANCY STATUS:
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                     OWNER OCCUPIED      61,423,160    10.36  423,871,607  71.50 100,548,668  16.96  6,210,643   1.05 772,792   0.13
                         INVESTMENT
                           2ND HOME         525,901     8.49    4,601,033  74.25     913,158  14.74    156,950   2.53       0   0.00

LOAN BALANCE
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                       BELOW 50,000       1,974,199    38.18    2,784,250  53.85     411,884   7.97          0   0.00       0   0.00
               50,000.01 TO 100,000      17,213,837    21.52   50,337,193  62.93  11,854,174  14.82    410,000   0.51 176,500   0.22
              100,000.01 TO 150,000      15,640,454    13.98   72,920,493  65.18  22,274,334  19.91    908,652   0.81 139,000   0.12
              150,000.01 TO 200,000       9,975,045    10.42   65,459,185  68.39  18,748,506  19.59  1,536,400   1.61       0   0.00
              200,000.01 TO 400,000      13,882,375     7.04  154,096,691  78.12  27,225,680  13.80  1,587,541   0.80 457,292   0.23
              400,000.01 TO 500,000       2,663,152     5.12   36,173,812  69.61  11,721,082  22.55  1,410,000   2.71       0   0.00
              500,000.01 TO 600,000         600,000     1.53   32,134,817  82.08   5,902,800  15.08    515,000   1.32       0   0.00
            600,000.01 TO 1,000,000               0     0.00   14,566,200  81.42   3,323,366  18.58          0   0.00       0   0.00
             1,000,000.01 AND ABOVE

LOAN TERM
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                          >30 YEARS
                           30 YEARS      59,886,650    10.03  428,472,641  71.78 101,461,826  17.00  6,367,593   1.07 772,792   0.13
                           20 YEARS          91,700   100.00            0   0.00           0   0.00          0   0.00       0   0.00
                           15 YEARS       1,970,712   100.00            0   0.00           0   0.00          0   0.00       0   0.00
                              OTHER

DOCUMENTATION TYPE
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                 FULL DOCUMENTATION      40,044,837    12.66  215,678,315  68.18  55,953,196  17.69  4,436,916   1.40 225,500   0.07
              LIMITED DOCUMENTATION               0     0.00    1,396,750  91.79     124,900   8.21          0   0.00       0   0.00
      STATED DOCS WITH LTV BELOW 70
   STATED DOCS WITH LTV 70.01 TO 75
   STATED DOCS WITH LTV 75.01 TO 80
   STATED DOCS WITH LTV 80.01 TO 85
   STATED DOCS WITH LTV 85.01 TO 90
   STATED DOCS WITH LTV 90.01 TO 95
  STATED DOCS WITH LTV 95.01 TO 100      21,769,325     7.85  208,441,475  75.15  44,692,910  16.11  1,930,677   0.70 547,292   0.20
  STATED DOCS WITH LTV ABOVE 100.01

LIEN STATUS
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                           1ST LIEN      61,949,062    10.34  428,472,641  71.53 101,461,826  16.94  6,367,593   1.06 772,792   0.13
     SECOND LIENS WITH LTV BELOW 85
  SECOND LIENS WITH LTV 85.01 TO 90
  SECOND LIENS WITH LTV 90.01 TO 95
 SECOND LIENS WITH LTV 95.01 TO 100
 SECOND LIENS WITH LTV ABOVE 100.01

INTEREST ONLY
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                 % OF MORTGAGE TYPE  251,244,255.00      $42
                          AVE. FICO                      667
                           AVE. LTV                    99.95
                      % STATED DOCS                    49.12
                        % FULL DOCS                    49.41

MH STRATIFICATION:

Total Balance                                                               0.00
% Pool Balance                                                              0.00
Ave. FICO                                                                      0
Ave. LTV                                                                    0.00
% Full Docs                                                                 0.00

SILENT SECONDS STRATIFICATION:

Total Balance                                                               0.00
% Pool Balance                                                              0.00
Ave. FICO                                                                      0
Ave. LTV                                                                    0.00
% Full Docs                                                                 0.00

2ND LIEN STRATIFICATION:

Total Balance                                                               0.00
% Pool Balance                                                              0.00
Ave. FICO                                                                      0
% Full Docs                                                                 0.00

LTV ABOVE 90 STRATIFICATION:

Total Balance                                                     598,624,812.88
% Pool Balance                                                             99.93
Ave. FICO                                                                    662
Ave. LTV                                                                   99.99
% Full Docs                                                                52.78